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                                                                   EXHIBIT 10.64

                       ASSIGNMENT, ASSUMPTION AND CONSENT

SECTION I: ASSIGNMENT OF LEASE

        For valuable consideration, the receipt and adequacy of which are hereby acknowledged, the undersigned, THE KRIEGSMAN CAPITAL GROUP, LLC, a California limited liability company ("Assignor"), hereby assigns and transfers to CytRx CORPORATION, a Delaware corporation ("Assignee"), all of Assignor's right, title and interest in and under that certain Office Lease dated April 13, 2000 (the "Lease"), between DOUGLAS EMMETT JOINT VENTURE, a California general partnership, as Landlord, and Assignor, as Tenant, covering that certain space more commonly known as Suite 650 (the "Premises"), located at 11726 San Vicente Boulevard, Los Angeles, California 90049 (the "Building"), as more particularly described in the Lease.

        This Assignment is made pursuant to the provisions of Article 11 of the Lease and in connection therewith the undersigned:

        a) Agrees the effectiveness of this Assignment and the Assumption of Lease provided for herein are subject to the consent of Landlord, which consent is predicated upon satisfaction of the conditions set forth in
        Section 3 of this instrument.

        b) Agrees that Assignor and Guarantor shall continue to remain personally liable for the payment of all amounts payable by the Tenant and the performance of all obligations of the Tenant pursuant to the Lease, subject to the terms of Article 24 of the Lease. In the event Assignee shall hold over, enter into a new lease or modification of the existing lease, Assignor and Guarantor shall be released from Assignor's and Guarantor's personal liability for any of the obligations of the Tenant under the Lease as of such date.

        c) Warrants that, as of the Effective Date specified below, there will be no uncured default on the part of Assignor pursuant to the Lease, and agrees to indemnify and defend Assignee against any claims arising out of such a claimed default.

        d) Acknowledges that Assignor has read the disclaimer set forth in
        Section 4 and the general provisions set forth in Section 5 of this instrument and executes this instrument with full knowledge and acceptance of such sections, both of which are incorporated herein.

This Assignment shall be effective as of July 1, 2003 (the "Effective Date").

SECTION 2: ASSUMPTION OF LEASE

        Assignee hereby accepts the foregoing assignment and assumes and agrees to be bound by and perform all obligations of the Tenant pursuant to the Lease arising on or after the Effective Date and to abide by all of the terms, provisions, covenants and conditions of the Lease, including but not limited to those providing for the payment of Rent, Additional Rent and other charges. The undersigned acknowledges and agrees that:

        a) It has inspected the Premises and the Building and has received and read a copy of the Lease and is assuming the obligations of Tenant pursuant to the Lease based upon its own independent investigation, and not upon any statements or representations made by or on behalf of the Landlord.


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        b)      In connection with this transaction, no person has had any authority to make any representations on behalf of Landlord concerning the Premises and/or the Building and such representations, if any, have not been relied upon by the undersigned.

        c) The effectiveness of this Assumption and the Assignment of Lease provided for herein are subject to the consent of Landlord, which consent is predicated upon satisfaction of the conditions set forth in Section 3 of this instrument.

        d) There may be no further assignment or transfer of the Lease or subletting of the Premises, or any portion thereof.

        e) There may be no change in the use of the Premises, except that Landlord shall permit Assignee to use the Premises as an administrative office for a pharmaceutical company, and there shall be no remodeling of or alterations to the Premises without, in each instance, the prior written consent of Landlord and in conformance with the terms of the Lease.

        f) Assignee's use of the Premises shall not conflict with other exclusive use provisions in current leases ( or with exclusive use provisions in future leases, which do not, when made, conflict with Assignee's actual and specifically permitted use of the Premises).

        g) If Assignee defaults in payment or performance of any Tenant obligation accruing after the Effective Date, Assignee shall indemnify and hold Assignor harmless against any liability therefor and shall promptly reimburse Assignor for all amounts paid by Assignor to cure any such default, together with interest thereon at the rate specified in the Lease from date of expenditure to date of repayment.

        h) Assignee has read the disclaimer set forth in Section 4 and the general provisions set forth in Section 5 of this instrument and executes this instrument with full knowledge and acceptance of such sections, both of which are incorporated herein.

SECTION 3: CONSENT TO ASSIGNMENT

        Contingent upon Assignor's and Assignee's acceptance of the requirements contained hereinbelow, Landlord hereby consents to the foregoing Assignment in accordance with the provisions of Article 11 of the Lease. Said consent is subject to Assignor and Assignee acknowledging and agreeing that:

        a) The foregoing consent is not a waiver of Landlord's right to consent to or impose restrictions upon any future assignment or subletting.

        b) Nothing contained herein shall be deemed or construed to relieve Assignor of any obligation of the Tenant pursuant to the Lease, whether accrued through the Effective Date or thereafter.

        c) Landlord now holds a security deposit pursuant to the Lease of $20,508.46, which sum shall continue to be held by Landlord after the Effective Date. Adjustments concerning such deposit are the sole responsibility of Assignor and Assignee, and Landlord need not be concerned therewith. At the expiration of the term of the Lease, Landlord shall return said security deposit in accordance with the terms of the Lease to Assignee.


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        d)      The foregoing consent does not include a consent to the transfer of any renewal, extension or expansion rights, or any other special privileges or rights granted to Tenant pursuant to the Lease and all such rights and privileges shall terminate upon the Effective Date.

        e) In the event of any defaults under the Lease, Landlord will send to Assignor any notice of such default that Landlord sends to Assignee.

        This consent shall become effective only upon the execution of a copy of this instrument by each other party hereto and delivery of such fully executed copy to the undersigned.

SECTION 4: DISCLAIMER

        Assignor and Assignee each acknowledge that the Lease, as currently amended, provides for payment of Additional Rent (as that term is defined in the Lease) periodically on an estimated basis with adjustment to actual amounts due as specified in the Lease. Notwithstanding any estimate or allocation of such amounts provided by Landlord to Assignor and Assignee to facilitate the transfer provided for herein, Assignor and Assignee understand and acknowledge that (i) any such estimate or allocation is only an estimate by Landlord and is not intended as and shall not be construed as a limitation or ceiling upon the actual amounts which may be due, (ii) as respects Landlord, Assignee shall be solely responsible for any additional amounts of Additional Rent due to Landlord by virtue of such adjustments and shall be solely entitled to any refunds or credits resulting from such adjustments, and (iii) any proration of any such amounts between Assignor and Assignee shall be strictly between them, and Landlord need not be concerned therewith.

SECTION 5: GENERAL PROVISIONS

        a) If any party hereto commences any action against any other party hereto arising out of or in connection with this instrument, or the Lease, the prevailing party or parties shall be entitled to recover from the losing party or parties reasonable attorneys' fees as determined by the court as well as costs of suit.

        b) Any notice, demand, request, consent, approval or communication that any party hereto desires or is required to give to any other party or parties hereto shall be in writing and either served personally or sent by prepaid, first class mail properly addressed and deposited in the State of California to the address appearing below the signatures of each party hereto. Notice shall be deemed communicated three business days after the time of mailing if mailed as provided in this paragraph.

        c) Assignor and Assignee agree that Landlord has no liability for any fees or commissions to any real estate broker or agent in connection with the assignment and assumption of the Lease. All such fees and commissions shall be the responsibility of Assignor and Assignee.

        d) This instrument shall be binding upon and inure to the benefit of the parties hereto and their respective successors in interest.

        e) In the event of any conflict between the terms of this instrument and the terms of the Lease, the terms of the Lease shall control.


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        f)      In connection with the within assignment, and to defray the costs of processing such assignment, and Landlord's legal fees, Assignor shall pay to Douglas, Emmett and Company upon Landlord's execution of this instrument a processing fee of$750.00.

IN WITNESS WHEREOF, the parties hereto have affixed their signatures the date hereinbelow.

ASSIGNOR:                                 ASSIGNEE:
THE KRIEGSMAN CAPITAL GROUP, LLC,         CytRx CORPORATION,
a California limited liability company    a Delaware corporation

By: /s/ Steven A. Kriegsman               By: /s/ Steven A. Kriegsman
   -----------------------------------       ---------------------------------

Signer's Name: Steven Kriegsman           Signer's Name: Steven Kriegsman
               -----------------------                   ---------------------
[X] President [ ] Vice President or       [ ] President [ ] Vice President or
[ ] Chief Executive Officer               [X] Chief Executive Officer
        (Check Title Above)                       (Check Title Above)

              and                                         and

By: /s/ Edward Umali                      By: /s/ Kathy R. Hernandez
   -----------------------------------       ---------------------------------

Signer's Name: Edward Umali               Signer's Name: Kathy Hernandez
               -----------------------                   ---------------------
[ ] Secretary [ ] Treasurer or            [X] Secretary [ ] Treasurer or
[ ] Chief Financial Officer               [ ] Chief Financial Officer
[X]Managing Director                               (Check Title Above)
        (Check Title Above)

Dated: 9/9/03                             Dated: 9/9/03
       ------

Notice Address:                           Notice Address:

11726 San Vicente Boulevard, Suite 650    11726 San Vicente Boulevard,
Los Angeles, California 90049             Suite 650
                                          Los Angeles, California 90049

LANDLORD:                                 GUARANTOR:
DOUGLAS EMMETT JOINT VENTURE
a California general partnership          /s/ Steven A. Kriegsman
                                          -----------------------------------
By: DOUGLAS, EMMETT AND COMPANY,          Steven A. Kriegsman, an individual
    its agent                             Dated: 9/9/03
                                                 ------

By: /s/ Michael J. Means
   --------------------------------
   Michael J. Means, Vice President


Dated: 9/15/03
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Notice Address:
---------------
808 Wilshire Boulevard, Suite 200
Santa Monica, California 90401